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                                                                   Exhibit 10.21
                                AMENDMENT NO. 1
                                       TO
                          AGREEMENT AND PLAN OF MERGER

                 THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER ("the Amendment"), is entered into as of this 10th day of March, 1997, among Smith Micro Software, Inc., a Delaware corporation ("Buyer"), PCI Video Products, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer ("the Merger Subsidiary") and Performance Computing, Inc., an Oregon corporation ("the Company"), and shall serve to amend that certain Agreement and Plan of Merger dated as of March 14, 1996, among the parties as follows:

                                    RECITALS

                 WHEREAS, the parties hereto entered into the Agreement and Plan of Merger dated as of March 14, 1996 ("the Agreement") providing for the Merger of the Company into the Merger Subsidiary on the Effective Time; and

                 WHEREAS, the parties desire to modify the terms of payments due 365 days following the Closing as set forth in Sections 7.4 and 8.4 of the Agreement;

                 INTENDING TO BE LEGALLY BOUND and in consideration of the premises and mutual covenants and agreements contained herein and in the Agreement, Buyer, Merger Subsidiary and the Company hereby agree as follows:

                                   AMENDMENT

                 The Agreement shall be amended to clarify the intentions and agreements of the parties thereto in the manner and to the extent set forth below. All defined terms contained in this Agreement shall have the same meaning as provided in the Agreement, unless otherwise specifically provided herein. All Section numbers set forth herein shall correspond to the Section number of the Agreement being amended hereby.

         7.4 Milestones. Section 7.4 of the Agreement shall be amended and restated in its entirety as follows:

                 If all the targets set forth in Exhibit B hereto are achieved during the 365 days following the Closing, then within ten business days after March 14, 1997, Buyer shall pay to former Company employees who are then current employees of Buyer or the Merger Subsidiary Business (the "Current Employees") $200,000 in the aggregate in cash. Subject to the last sentence of this Section 7.4, the payments pursuant to this
                 Section 7.4 will be paid to such





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                 Current Employees that are so designated by Buyer, after
                 consultation with the Sellers who are then employed by Buyer; provided, that in all events, if all milestones are met, Buyer shall pay out to such current Employees the entire $200,000. If some, but less than all, of the targets set forth in Exhibit B are achieved during the 365 days following the Closing, then within ten business days after March 14, 1997, Buyer shall pay to the Current Employees, in the same percentages, form and manner set forth above, payments with an aggregate value equal to the product of (i) $200,000 and (ii) the aggregate of the percentages assigned to each of the targets set forth on Exhibit B that are actually achieved during such period.


         8.4 Earn Out. Section 8.4 of the Agreement shall be amended and restated in its entirety as follows:

                 If all of the targets set forth on Exhibit B hereto are achieved during the 365 days following the Closing, then within ten business days after March 14, 1997, Buyer shall pay to Sellers Six Hundred Thousand Dollars ($600,000) in cash pro rata based on each Seller's proportionate equity interest in the Company immediately prior to the Closing. If some, but less than all of the targets set forth on Exhibit B are achieved during the 365 days following the Closing, then within ten business days after March 14, 1997, Buyer shall pay to Sellers in the same percentages and manner set forth above, the product of (i) Six Hundred Thousand Dollars ($600,000) and (ii) the aggregate of the percentages assigned to each of the targets set forth on Exhibit B that are actually achieved during such period.


                 Except as specifically provided hereinabove, all other provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                               Buyer:  Smith Micro Software, Inc.


                               By:  /s/ William W. Smith, Jr.
                                    --------------------------------------------
                                    William W. Smith, Jr.
                                    Title: President and Chief Executive Officer



                               Merger Subsidiary:  PCI Video Products, Inc.


                               By:  /s/ William W. Smith, Jr.
                                    --------------------------------------------
                                    William M. Smith, Jr.
                                    Title: President and Chief Executive Officer



                               The Company:  Performance Computing Inc.


                               By:  /s/ Daniel C. Budge
                                    --------------------------------------------
                                    Daniel C. Budge
                                    Title:  President



                               Sellers (executing solely for purposes of those provisions applicable to them):


                               /s/ Daniel C. Budge
                               -------------------------------------------------
                               Daniel C. Budge


                               /s/ David N. Glass
                               -------------------------------------------------
                               David N. Glass


                               /s/ Carol E.G. Vallens
                               -------------------------------------------------
                               Carol E.G. Vallens





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